UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4254

Legg Mason Partners Income Funds
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Fl.
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: July 31,
Date of reporting period: July 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Legg Mason Partners
Convertible Fund

A N N U A L   R E P O R T

JULY 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Legg Mason Partners Convertible Fund

Annual Report • July 31, 2006

What’s Inside
	Letter from the Chairman	I
	Manager Overview	1
	Fund at a Glance	5
	Fund Expenses	6
	Fund Performance	8
	Historical Performance	9
	Schedule of Investments	10
	Statement of Assets and Liabilities	17
	Statement of Operations	18
Fund Objective The Fund seeks current income and capital appreciation by investing primarily in convertible securities. These are securities that may be converted to commom stock or other equity interests of the issuer at a predetermined price or rate.	Statements of Changes in Net Assets	19
	Financial Highlights	20
	Notes to Financial Statements	24
	Report of Independent Registered Public Accounting Firm	36
	Board Approval of Management and Subadvisory Agreements	37
	Additional Information	40
	Important Tax Information	44

“Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman
R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was mixed during the one-year reporting period. After expanding 3.3% in the second quarter of 2005, third quarter gross domestic product (“GDP”)[i] advanced 4.1%. GDP growth then slipped to 1.7% in the fourth quarter. This marked the first quarter in which GDP growth did not surpass 3.0% in nearly three years. However, as expected, the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its best showing since the third quarter of 2003. The economic turnaround was prompted by both strong consumer and business spending. In the second quarter of 2006, GDP growth was a more modest 2.9%, according to the Commerce Department’s preliminary estimate. The decline was largely attributed to lower consumer spending, triggered by higher interest rates and oil prices, as well as a cooling housing market. In addition, business spending fell during the quarter.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates eight times during the period. Since it began its tightening campaign in June 2004, the Fed increased rates 17 consecutive times, bringing the federal funds rateiii from 1.00% to 5.25%. However, after the reporting period ended, the Fed paused from raising rates in August. In its official statement, the Fed said “...the Committee judges that some inflation risks remain. The extent and timing of any additional firming that may be needed to address these risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Legg Mason Partners Convertible Fund	I

For the 12-month period ended July 31, 2006, the U.S. stock market generated positive results, with the S&P 500 Indexiv returning 5.38%. Steadily rising interest rates, inflationary pressures and fears of continued Fed rate hikes triggered periods of market volatility. However, this was somewhat overshadowed by continued strong corporate profits and the expanding economy. Looking at the market more closely, mid-cap stocks outperformed their large- and small-cap counterparts, with the Russell Midcap[v], Russell 1000vi and Russell 2000vii Indexes returning 5.60%, 5.23%, and 4.24%, respectively. From an investment style perspective, value stocks significantly outperformed growth stocks, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 11.16% and -0.54%, respectively, over the reporting period.

Both short- and long-term yields rose over the reporting period, causing the overall bond market to weaken. During the 12 months ended July 31, 2006, two-year Treasury yields increased from 4.02% to 4.97%. Over the same period, 10-year Treasury yields moved from 4.28% to 4.99%. Short-term rates rose in concert with the Fed’s repeated rate hikes, while long-term rates rose on fears of mounting inflationary pressures. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index[x], returned 1.46%.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s Manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The

II	Legg Mason Partners Convertible Fund

Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely, R. Jay Gerken, CFA Chairman, President and Chief Executive Officer August 30, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
v

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vi

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
x

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Partners Convertible Fund	III

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Manager Overview

PETER D. LUKE (left) Co-Portfolio Manager KENT BAILEY, CFA (right) Co-Portfolio Manager

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup’s asset management business, Legg Mason, Inc. (“Legg Mason”) has recommended various Fund actions in order to streamline product offerings, standardize share class pricing features, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and CAM North America, LLC (“CAM N.A.”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and CAM N.A. are wholly-owned subsidiaries of Legg Mason.

The Fund was formerly known as SB Convertible Fund.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The year was characterized by continued growth in the U.S. economy which powered ahead despite significant damage and disruption from the hurricanes that battered Florida and the Gulf Coast, high and rising energy prices and short-term interest rates that were increased by 0.25% at every meeting of the Federal Reserve Board (“Fed”)i during the year. Corporate America continued to prosper with double-digit rates of profit growth in every quarter, while strong productivity helped to keep inflation relatively contained even as the economy approached full employment.

The U.S. equity market reacted to these circumstances in a rather restrained manner, growing only 5.38% for the year as measured by the S&P 500 Indexii (The NASDAQ Composite index’siii total return declined by 3.5%) despite the strong profit growth, such restraint no doubt influenced by the near 100 basis pointiv increase in long term interest rates during the year.

Legg Mason Partners Convertible Fund 2006 Annual Report.	1

The U.S. convertible market performed admirably given these circumstances, gaining 5.80% during the reporting period, as measured by the Goldman Sachs/Bloomberg U.S. Convertible 100 Indexv.

Performance Review

For the 12 months ended July 31, 2006, Class A shares of the Legg Mason Partners Convertible Fund, excluding sales charges, returned 3.86%. These shares underperformed the Lipper Convertible Securities Funds Category Average1, which increased 5.62%. The Fund’s unmanaged benchmark, the Goldman Sachs/Bloomberg U.S. Convertible 100 Index, returned 5.80% for the same period.

Performance Snapshot as of July 31, 2006 (excluding sales charges) (unaudited)
	6 Months	12 Months
Convertible Fund—Class A Shares	-1.44%	3.86%
Goldman Sachs/Bloomberg U.S. Convertible 100 Index	0.51%	5.80%
Lipper Convertible Securities Funds Category Average	-0.46%	5.62%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Excluding sales charges, Class B shares returned -1.71%, Class C shares returned -1.79% and Class Y shares returned -1.24% over the six months ended July 31, 2006. Excluding sales charges, Class B shares returned 3.26%, Class C shares returned 3.07% and Class Y shares returned 4.28% over the 12 months ended July 31, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended July 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 71 funds for the six-month period and among the 71 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended July 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 71 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Partners Convertible Fund 2006 Annual Report

Q.	What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. The leading sector contributor to Fund performance for the year ended July 31, 2006 was the industrial sector, only the fifth largest sector in the Fund at the beginning of the year but growing to third largest by year end. Individual performance leaders in the sector were the convertible bonds of NCI Building Systems Inc., a provider of metal engineered building systems and products for the construction industry, that benefited from its exposure to a strengthening non-residential construction market in the U.S., and the convertible preferred shares of United Rentals Inc., an equipment rental company serving a variety of industrial, commercial and residential customers in North America.

Information technology, the largest sector in the Fund at the beginning of the year and second largest at year end, was the second best group contributor to Fund returns for the year, led by the securities of Real Networks Inc., a provider of software products and services that enable the creation and real-time delivery and playback of media content over the internet and other networks and which benefited from the settlement of a dispute with Microsoft during the period. Also doing well was the Fund’s holding in Affiliated Computer Services Inc., a provider of business process and information technology outsourcing solutions to commercial and government clients globally and which conducted a tender offer for a significant portion of its own shares during the year.

What were the leading detractors from performance?

A. The utility sector, which remained one of smaller sectors in the Fund for the entire year, was the worst group contributor to returns for the period entirely due to a significant decline in the value of the convertible bonds of Calpine Corp., an owner and operator of power generation facilities in the U.S. which suffered a business failure after the Fund sold its holdings. Another relatively weak sector for the year was consumer staples, led by a small decline in the convertible bonds of Nash Finch Co., a wholesaler of grocery items to independent supermarkets and military bases.

Q.	Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes made to the Fund during the reporting period.

Legg Mason Partners Convertible Fund 2006 Annual Report.	3

Thank you for your investment in the Legg Mason Partners Convertible Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter D. Luke	Kent Bailey, CFA
Co-Portfolio Manager	Co-Portfolio Manager

July 31, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of July 31, 2006 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Merrill Lynch & Co. Inc. (3.1%), Pacificare Health Systems Inc. (3.0%), ADC Telecommunications Inc. (3.0%), Teva Pharmaceutical Finance NV (2.2%), Masco Corp. (2.2%), Genzyme Corp (2.1%), United Rentals Trust I (2.1%), Omnicare Capital Trust II (2.0%), Medtronic Inc. (2.0%), and Men’s Wearhouse (2.0%). Please refer to pages 10 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2006 were: Health Care (23.5%), Information Technology (22.0%), Industrials (18.1%), Consumer Discretionary (13.0%), and Financials (12.4%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Convertible securities are subject to stock market, credit and interest rate risks. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High yield bonds involve greater credit and liquidity risks than investment grade bonds. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
iii	The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.
iv	A basis point is one one-hundredth (1/100 or 0.01) of one percent.
v	The Goldman Sachs/Bloomberg U.S. Convertible 100 Index is an equally-weighted index of 100 leading convertible securities, designed to represent the broad U.S. convertibles market.

4	Legg Mason Partners Convertible Fund 2006 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Health Care

Financials

Consumer Discretionary

Information Technology

Industrials

Telecommunication Services

Energy

Utilities

23.6%

22.1%

18.2%

13.1%

12.5%

4.5%

4.5%

1.2%

0.0%

15.0%

5.0%

10.0%

20.0%

25.0%

July 31, 2006

Short-Term Investment

0.3%

Legg Mason Partners Convertible Fund 2006 Annual Report	5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2006 and held for the six months ended July 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Class A	(1.44)%	$1,000.00	$985.60	1.12%	$5.51
Class B	(1.71)	1,000.00	982.90	1.64	8.06
Class C	(1.79)	1,000.00	982.10	1.83	8.99
Class Y	(1.24)	1,000.00	987.60	0.77	3.79
(1)	For the six months ended July 31, 2006.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each tiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.

6	Legg Mason Partners Convertible Fund 2006 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)

Class A	5.00%	$1,000.00	$1,019.24	1.12%	$5.61
Class B	5.00	1,000.00	1,016.66	1.64	8.20
Class C	5.00	1,000.00	1,015.72	1.83	9.15
Class Y	5.00	1,000.00	1,020.98	0.77	3.86
(1)	For the six months ended July 31, 2006.
(2)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Convertible Fund 2006 Annual Report	7

Fund Performance

Average Annual Total Returns(1) (unaudited)
	Without Sales Charges(2)
	Class A	Class B	Class C	Class Y

Twelve Months Ended 7/31/06	3.86%	3.26%	3.07%	4.28%
Five Years Ended 7/31/06	7.05	6.48	6.28	7.49
Ten Years Ended 7/31/06	7.10	6.54	N/A	7.56
Inception* through 7/31/06	7.52	7.21	4.50	7.15
	With Sales Charges(3)
	Class A	Class B	Class C	Class Y

Twelve Months Ended 7/31/06	(1.34)%	(1.40)%	2.14%	4.28%
Five Years Ended 7/31/06	5.95	6.33	6.28	7.49
Ten Years Ended 7/31/06	6.56	6.54	N/A	7.56
Inception* through 7/31/06	7.11	7.21	4.50	7.15

Cumulative Total Returns(1) (unaudited)
Without Sales Charges(2)

Class A (7/31/96 through 7/31/06)	98.59%
Class B (7/31/96 through 7/31/06)	88.50
Class C (Inception* through 7/31/06)	42.96
Class Y (7/31/96 through 7/31/06)	107.28
(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A or the applicable CDSC with respect to Class B and C shares.

(3)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C, and Y shares are November 9, 1992, September 2, 1986, June 15, 1998, and February 7, 1996, respectively.

8	Legg Mason Partners Convertible Fund 2006 Annual Report

Historical Performance (unaudited)

$25,000

20,000

15,000

10,000

5,000

0

7/96

7/97

7/98

7/99

7/00

7/01

7/02

7/03

7/04

7/05

7/06

$22,183

$20,564

$18,850

Legg Mason Partners Convertible Fund – Class B Shares

Lipper Convertible Securities Funds Category Average

Goldman Sachs/Bloomberg U.S. Convertible 100 Index

Value of $10,000 Invested in Class B Shares of the Legg Mason Partners
Convertible Fund vs. Lipper Convertible Securities Funds Category Average and
Goldman Sachs/Bloomberg U.S. Convertible 100 Index† (July 1996 – July 2006)

†

Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1996, assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2006. The Goldman Sachs/Bloomberg U.S. Convertible 100 Index is an equally-weighted index of 100 leading convertible securities, designed to represent the broad U.S. convertibles market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Convertible Securities Funds Category Average is composed of the Fund’s peer group of 71 mutual funds, as of July 31, 2006, investing in convertible securities. The performance of the Fund’s other classes may be greater or less than Class B shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Convertible Fund 2006 Annual Report	9

Schedule of Investments (July 31, 2006)
LEGG MASON PARTNERS CONVERTIBLE FUND

Face Amount	Rating‡	Security	Value

CONVERTIBLE BONDS & NOTES — 80.0%
CONSUMER DISCRETIONARY — 10.0%
Hotels, Restaurants & Leisure — 3.7%
$900,000	A-	Carnival Corp., Senior Debenture, 2.000% due 4/15/21	$992,250
3,400,000	B+	CBRL Group Inc., zero coupon bond to yield 2.899% due 4/3/32	1,585,250
700,000	BB	Hilton Hotels Corp., Senior Notes, 3.375% due 4/15/23	823,375

		Total Hotels, Restaurants & Leisure	3,400,875

Media — 1.7%
		Charter Communications Inc., Senior Notes, Class A Shares:
1,372,000	CCC-	5.875% due 11/16/09	1,152,480
428,000	CCC-	5.875% due 11/16/09 (a)	359,520

		Total Media	1,512,000

Specialty Retail — 4.6%
1,400,000	A+	Lowe’s Cos. Inc., Senior Notes, 0.861% due 10/19/21 (b)	1,410,500
1,500,000	NR	Men’s Wearhouse Inc., Senior Notes, 3.125% due 10/15/23	1,813,125
1,000,000	B-	Pier 1 Imports Inc., 6.375% due 2/15/36 (a)	915,000

		Total Specialty Retail	4,138,625

		TOTAL CONSUMER DISCRETIONARY	9,051,500

ENERGY — 3.7%
Energy Equipment & Services — 2.8%
400,000	BBB+	Halliburton Co., Senior Notes, 3.125% due 7/15/23	728,000
1,400,000	BB-	Pride International Inc., 3.250% due 5/1/33	1,806,000

		Total Energy Equipment & Services	2,534,000

Oil, Gas & Consumable Fuels — 0.9%
500,000	A-	Diamond Offshore Drilling Inc., Senior Debentures,
		1.500% due 4/15/31	820,000

		TOTAL ENERGY	3,354,000

FINANCIALS — 5.1%
Capital Markets — 4.1%
400,000	BBB-	Affiliated Managers Group Inc., Senior Debenture,
		4.710% due 2/25/33 (b)	881,000
2,500,000	Aa3(c)	Merrill Lynch & Co. Inc., Senior Notes, zero coupon
		bond due 3/13/32	2,792,500

		Total Capital Markets	3,673,500

Real Estate Investment Trusts (REITs) — 1.0%
700,000	BB	Host Marriott LP, 3.250% due 4/15/24 (a)	910,875

		TOTAL FINANCIALS	4,584,375
See Notes to Financial Statements.
10	Legg Mason Partners Convertible Fund 2006 Annual Report

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

HEALTH CARE — 21.3%
Biotechnology — 13.0%
$700,000	NR	Alexion Pharmaceuticals Inc., Senior Notes, 1.375% due 2/1/12	$878,500
1,800,000	A+	Amgen Inc., Senior Notes, 0.375% due 2/1/13 (a)	1,773,000
		BioMarin Pharmaceuticals Inc.:
500,000	CCC	2.500% due 3/29/13	562,500
1,200,000	CCC	Subordinated Notes, 3.500% due 6/15/08 (a)	1,285,500
1,700,000	BBB	Genzyme Corp., Senior Notes, 1.250% due 12/1/23	1,876,375
1,000,000	NR	InterMune Inc., Senior Notes, 0.250% due 3/1/11 (a)	896,250
1,700,000	NR	Invitrogen Corp., Senior Notes, 1.500% due 2/15/24	1,411,000
900,000	NR	Nektar Therapeutics, 3.250% due 9/28/12 (a)	901,125
		NPS Pharmaceuticals Inc., Senior Notes:
1,200,000	NR	3.000% due 6/15/08 (a)	1,018,500
400,000	NR	3.000% due 6/15/08	339,500
1,200,000	NR	Oscient Pharmaceutical Corp., 3.500% due 4/15/11	810,000

		Total Biotechnology	11,752,250

Health Care Equipment & Supplies — 3.1%
900,000	BB+	Fisher Scientific International Inc., 3.250% due 3/1/24	1,012,500
1,800,000	AA-	Medtronic Inc., Senior Notes, 1.500% due 4/15/11 (a)	1,831,500

		Total Health Care Equipment & Supplies	2,844,000

Health Care Providers & Services — 3.0%
770,000	A-	Pacificare Health Systems Inc., 3.000% due 10/15/32	2,720,988

Pharmaceuticals — 2.2%
1,900,000	BBB	Teva Pharmaceutical Finance NV, Debentures, Series B,
		0.250% due 2/1/24	2,018,750

		TOTAL HEALTH CARE	19,335,988

INDUSTRIALS — 16.0%
Aerospace & Defense — 5.8%
		AAR Corp., Senior Notes:
900,000	BB-	1.750% due 2/1/26 (a)	913,500
900,000	BB-	1.750% due 2/1/26	913,500
		L-3 Communications Corp.:
1,400,000	BB+	3.000% due 8/1/35 (a)	1,375,500
500,000	BB+	3.000% due 8/1/35	491,250
1,300,000	BBB+	Lockheed Martin Corp., 4.920% due 8/15/33 (b)	1,563,640

		Total Aerospace & Defense	5,257,390

Airlines — 1.0%
1,000,000	NR	Frontier Airlines Inc., 5.000% due 12/15/25	900,000

Building Products — 2.1%
4,200,000	BBB+	Masco Corp., zero coupon bond to yield 3.101% due 7/20/31	1,947,750

Electrical Equipment — 1.2%
1,900,000	BB-	Roper Industries Inc., 1.481% due 1/15/34	1,135,250

See Notes to Financial Statements.
Legg Mason Partners Convertible Fund 2006 Annual Report	11

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Industrial Conglomerates — 1.0%
$1,000,000	AA	3M Co., Senior Notes, zero coupon bond to yield
		1.507% due 11/21/32	$882,500

Machinery — 3.4%
1,300,000	B+	Actuant Corp., 2.000% due 11/15/23	1,608,750
1,500,000	A+	Danaher Corp., zero coupon bond to yield 1.614% due 1/22/21	1,441,875

		Total Machinery	3,050,625

Trading Companies & Distributors — 1.5%
900,000	B	WESCO International Inc., 2.625% due 10/15/25 (a)	1,375,875

		TOTAL INDUSTRIALS	14,549,390

INFORMATION TECHNOLOGY — 19.4%
Communications Equipment — 8.1%
2,900,000	NR	ADC Telecommunications Inc., 5.795% due 6/15/13 (b)	2,682,500
1,600,000	B	Ciena Corp., Senior Notes, 3.750% due 2/1/08	1,542,000
700,000	BB-	Comverse Technology Inc., zero coupon bond due 5/15/23	839,125
1,400,000	BB	Juniper Networks Inc., Senior Notes, zero coupon bond to
		yield 0.039% due 6/15/08	1,361,500
1,000,000	NR	SafeNet Inc., 2.500% due 12/15/10 (a)	913,750

		Total Communications Equipment	7,338,875

Computers & Peripherals — 1.7%
		Electronics for Imaging Inc., Senior Notes:
600,000	NR	1.500% due 6/1/23	594,750
500,000	NR	1.500% due 6/1/23 (a)	495,625
700,000	NR	Silicon Graphics Inc., Senior Notes, 6.500% due 6/1/09 (d)	455,875

		Total Computers & Peripherals	1,546,250

Internet Software & Services — 2.3%
800,000	NR	RealNetworks Inc., zero coupon bond to yield 2.713% due 7/1/10	939,000
1,100,000	NR	Sina Corp., zero coupon bond due 7/15/23	1,166,000

		Total Internet Software & Services	2,105,000

IT Services — 1.8%
1,600,000	NR	Euronet Worldwide Inc., Debenture, 3.500% due 10/15/25	1,564,000

Semiconductors & Semiconductor Equipment — 1.0%
900,000	NR	RF Micro Devices Inc., 1.500% due 7/1/10	925,875

Software — 4.5%
1,000,000	BBB-	Amdocs Ltd., 0.500% due 3/15/24	1,013,750
		Mentor Graphics Corp.:
725,000	NR	6.250% due 3/1/26 (a)	831,031
		Subordinated Notes:
450,000	NR	6.810% due 8/6/23 (a)(b)	449,460
350,000	NR	6.810% due 8/6/23 (b)	349,580

See Notes to Financial Statements.
12	Legg Mason Partners Convertible Fund 2006 Annual Report

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Software — 4.5% (continued)
		Open Solutions Inc.:
$1,790,000	NR	1.467% due 2/2/35 (a)	$1,107,562
510,000	NR	1.467% due 2/2/35	315,563

		Total Software	4,066,946

		TOTAL INFORMATION TECHNOLOGY	17,546,946

TELECOMMUNICATION SERVICES — 4.5%
Diversified Telecommunication Services — 1.1%
1,200,000	CCC-	Level 3 Communications Inc., Subordinated Notes,
		6.000% due 3/15/10	1,021,500

Wireless Telecommunication Services — 3.4%
900,000	CCC	Dobson Communications Corp., 1.500% due 10/1/25 (a)	858,375
		NII Holdings Inc.:
1,300,000	NR	2.750% due 8/15/25 (a)	1,667,250
400,000	NR	2.750% due 8/15/25	513,000

		Total Wireless Telecommunication Services	3,038,625

		TOTAL TELECOMMUNICATION SERVICES	4,060,125

		TOTAL CONVERTIBLE BONDS & NOTES
		(Cost — $70,744,465)	72,482,324

CORPORATE NOTE — 0.2%
ENERGY — 0.2%
Energy Equipment & Services — 0.2%
2,750,000	NR	Friede Goldman Halter Inc., Subordinated Notes,
		4.500% due 12/15/09 (d)(e) (Cost — $1,857,315)	217,250

Shares

COMMON STOCKS — 8.0%
CONSUMER DISCRETIONARY — 0.8%
Specialty Retail — 0.8%
33,000		Staples Inc.	713,460

ENERGY — 0.5%
Energy Equipment & Services — 0.5%
14,000		Rowan Cos. Inc.	474,180

FINANCIALS — 4.0%
Commercial Banks — 1.8%
47,000		Commerce Bancorp Inc.	1,596,590

Consumer Finance — 0.9%
10,300		Capital One Financial Corp.	796,705

Thrifts & Mortgage Finance — 1.3%
33,000		Countrywide Financial Corp.	1,182,390

	TOTAL FINANCIALS		3,575,685
See Notes to Financial Statements.
Legg Mason Partners Convertible Fund 2006 Annual Report	13

Schedule of Investments (July 31, 2006) (continued)

Shares	Security	Value

HEALTH CARE — 0.1%
Biotechnology — 0.1%
110,000	Oscient Pharmaceuticals Corp. *	$96,811

INFORMATION TECHNOLOGY — 2.6%
Communications Equipment — 1.1%
38,000	Corning Inc. *	724,660
16,000	SafeNet Inc. *	272,640

	Total Communications Equipment	997,300

Internet Software & Services — 0.6%
26,000	Sohu.com Inc. *	548,600

IT Services — 0.9%
16,000	Affiliated Computer Services Inc., Class A Shares *	814,880

	TOTAL INFORMATION TECHNOLOGY	2,360,780

	TOTAL COMMON STOCKS
	(Cost — $5,695,387)	7,220,916

CONVERTIBLE PREFERRED STOCKS — 10.9%
CONSUMER DISCRETIONARY — 2.2%
Hotels, Restaurants & Leisure — 1.0%
42,000	Six Flags Inc., 7.250% due 8/14/09	910,140

Media — 1.2%
1,300	Interpublic Group of Cos. Inc., 5.250% due 12/31/49 (a)	1,088,750

	TOTAL CONSUMER DISCRETIONARY	1,998,890

FINANCIALS — 3.4%
Real Estate Investment Trusts (REITs) — 1.1%
14,000	Simon Property Group Inc., 6.000% due 12/31/49	980,140

Thrifts & Mortgage Finance — 2.3%
6,300	Doral Financial Corp., 4.750% due 12/31/49	731,587
30,000	Sovereign Capital Trust IV, 4.375% due 3/1/34	1,350,000

	Total Thrifts & Mortgage Finance	2,081,587

	TOTAL FINANCIALS	3,061,727

HEALTH CARE — 2.0%
Pharmaceuticals — 2.0%
30,000	Omnicare Capital Trust II, Series B, 4.000% due 6/15/33	1,849,500

INDUSTRIALS — 2.1%
Trading Companies & Distributors — 2.1%
40,000	United Rentals Trust I, 6.500% due 8/1/28	1,870,000

See Notes to Financial Statements.
14	Legg Mason Partners Convertible Fund 2006 Annual Report

Schedule of Investments (July 31, 2006) (continued)
Shares	Security	Value

UTILITIES — 1.2%
Independent Power Producers & Energy Traders — 1.2%
800	NRG Energy Inc., 4.000% due 12/31/49 (a)	$1,072,600

	TOTAL CONVERTIBLE PREFERRED STOCKS
	(Cost — $10,509,399)	9,852,717

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
	(Cost — $88,806,566)	89,773,207

Face Amount

SHORT-TERM INVESTMENT — 0.3%
Repurchase Agreement — 0.3%
$324,000	Interest in $467,344,000 joint tri-party repurchase agreement dated
	7/31/06 with Deutche Bank Securities Inc., 5.270% due 8/1/06;
	Proceeds at maturity — $324,047; (Fully collateralized by various
	U.S. government agency obligations, 0.000% to 7.000% due
	1/15/18 to 7/15/36; Market value — $330,480) (Cost — $324,000)	324,000

	TOTAL INVESTMENTS — 99.4%(Cost — $89,130,566#)	90,097,207
	Other Assets in Excess of Liabilities — 0.6%	501,568

	TOTAL NET ASSETS — 100.0%	$90,598,775

*	Non-income producing security.
‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at July 31, 2006.
(c)	Rating by Moody's Investors Service. All ratings are unaudited.
(d)	Security is currently in default.
(e)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).
#	Aggregate cost for federal income tax purposes is $89,301,889.
See page 16 for definitions of ratings.
See Notes to Financial Statements.
Legg Mason Partners Convertible Fund 2006 Annual Report	15

Bond Ratings (unaudited)

The definition of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to payinterest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB, B,	—	Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly
CCC, CC		speculative with respect to capacity to pay interest and repay principal in accordance with the
and C		terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of specultion. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D	—	Bonds rated “D” are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa”, where 1 is the highest and 3 the lowest rating within its generic category.

Aaa	—	Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa	—	Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.
A	—	Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa	—	Bonds rated “Baa” are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba	—	Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B	—	Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa	—	Bonds that are rated “Caa” are of poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	—	Bonds rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch Ratings Service.
16	Legg Mason Partners Convertible Fund 2006 Annual Report

Statement of Assets and Liabilities (July 31, 2006)
ASSETS:
Investments, at value (Cost — $89,130,566)	$90,097,207
Cash	109
Receivable for securities sold	912,061
Dividends and interest receivable	472,398
Receivable for Fund shares sold	2,392
Prepaid expenses	26,642
Total Assets	91,510,809
LIABILITIES:
Payable for securities purchased	598,945
Payable for Fund shares repurchased	151,573
Distributions payable	37,734
Investment management fee payable	26,644
Deferred compensation payable	18,964
Distribution fees payable	15,086
Trustees’ fees payable	1,036
Accrued expenses	62,052
Total Liabilities	912,034
Total Net Assets	$90,598,775
NET ASSETS:
Par value (Note 6)	$5,448
Paid-in capital in excess of par value	86,158,332
Overdistributed net investment income	(57,254)
Accumulated net realized gain on investments	3,525,608
Net unrealized appreciation on investments	966,641
Total Net Assets	$90,598,775
Shares Outstanding:
Class A	2,243,341
Class B	1,137,434
Class C	1,583,460
Class Y	483,398
Net Asset Value:
Class A (and redemption price)	$16.63
Class B *	$16.56
Class C *	$16.64
Class Y (and redemption price)	$16.77
Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$17.51
*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners Convertible Fund 2006 Annual Report	17

Statement of Operations (For the year ended July 31, 2006)
INVESTMENT INCOME:
Interest	$ 2,628,524
Dividends	738,038
Income from securities lending	16,694
Less: Foreign taxes withheld	(8,431)
Total Investment Income	3,374,825
EXPENSES:
Investment management fee (Note 2)	658,802
Distribution fees (Notes 2 and 4)	607,976
Registration fees	107,426
Transfer agent fees (Notes 2 and 4)	78,456
Administration fees (Note 2)	74,321
Shareholder reports (Note 4)	64,238
Audit and tax	31,360
Legal fees	29,641
Custody fees	21,148
Trustees’ fees (Note 2)	19,252
Insurance	3,682
Miscellaneous expenses	15,486
Total Expenses	1,711,788
Less: Fee waivers and/or expense reimbursements (Notes 2 and 8)	(175,955)
Net Expenses	1,535,833
Net Investment Income	1,838,992
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
(NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	5,503,048
Change in Net Unrealized Appreciation/Depreciation From Investments	(3,304,056)
Net Gain on Investments	2,198,992
Increase in Net Assets From Operations	$4,037,984

See Notes to Financial Statements.

18	Legg Mason Partners Convertible Fund 2006 Annual Report

Statements of Changes in Net Assets (For the years ended July 31,)
	2006	2005

OPERATIONS:
Net investment income	$1,838,992	$3,437,538
Net realized gain	5,503,048	8,986,145
Change in net unrealized appreciation/depreciation	(3,304,056)	184,083
Increase in Net Assets From Operations	4,037,984	12,607,766
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(1,828,751)	(3,515,879)
Net realized gains	(9,092,139)	(3,641,608)
Decrease in Net Assets From Distributions to Shareholders	(10,920,890)	(7,157,487)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	12,623,800	24,898,305
Reinvestment of distributions	8,378,407	2,886,442
Cost of shares repurchased	(37,708,746)	(117,095,655)
Decrease in Net Assets From Fund Share Transactions	(16,706,539)	(89,310,908)
Decrease in Net Assets	(23,589,445)	(83,860,629)
NET ASSETS:
Beginning of year	114,188,220	198,048,849
End of year *	$90,598,775	$114,188,220
* Includes overdistributed net investment income of:	$(57,254)	$(179,460)

See Notes to Financial Statements.

Legg Mason Partners Convertible Fund 2006 Annual Report	19

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class A Shares(1)(2)	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$17.84		$16.90	$15.32	$12.75	$15.73
Income (Loss) From Operations:
Net investment income	0.36		0.34	0.41	0.71	0.61
Net realized and unrealized gain (loss)	0.31		1.27	1.78	2.58	(2.87)
Total Income (Loss) From Operations	0.67		1.61	2.19	3.29	(2.26)
Less Distributions From:
Net investment income	(0.36)		(0.34)	(0.51)	(0.72)	(0.72)
Net realized gains	(1.52)		(0.33)	(0.10)	—	—
Total Distributions	(1.88)		(0.67)	(0.61)	(0.72)	(0.72)
Net Asset Value, End of Year	$16.63		$17.84	$16.90	$15.32	$12.75
Total Return(3)	3.86%		9.71%	14.35%	26.69%	(14.85)%
Net Assets, End of Year (000s)	$37,302		$40,871	$43,840	$32,183	$21,958
Ratios to Average Net Assets:
Gross expenses	1.31%		1.25%	1.18%	1.42%	1.23%
Net expenses	1.15	(4)(5)	1.23 (5)	1.18	1.42	1.23
Net investment income	2.06		1.99	2.39	5.24	4.06
Portfolio Turnover Rate	98%		79%	113%	133%	115%
(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 21, 2006, Smith Barney Class A shares were renamed Class A shares.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	As a result of an expense limitation, the ratio of expenses to average net assets of Class A shares will not exceed 1.17%.
(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	Legg Mason Partners Convertible Fund 2006 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class B Shares(1)(2)	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$17.78		$16.84	$15.28	$12.69	$15.66
Income (Loss) From Operations:
Net investment income	0.27		0.24	0.31	0.62	0.51
Net realized and unrealized gain (loss)	0.30		1.27	1.77	2.61	(2.84)
Total Income (Loss) From Operations	0.57		1.51	2.08	3.23	(2.33)
Less Distributions From:
Net investment income	(0.27)		(0.24)	(0.42)	(0.64)	(0.64)
Net realized gains	(1.52)		(0.33)	(0.10)	—	—
Total Distributions	(1.79)		(0.57)	(0.52)	(0.64)	(0.64)
Net Asset Value, End of Year	$16.56		$17.78	$16.84	$15.28	$12.69
Total Return(3)	3.26%		9.13%	13.66%	26.23%	(15.32)%
Net Assets, End of Year (000s)	$18,839		$23,506	$26,109	$17,406	$8,545
Ratios to Average Net Assets:
Gross expenses	1.84%		1.81%	1.74%	1.89%	1.79%
Net expenses	1.68	(4)(5)	1.79 (5)	1.74	1.89	1.79
Net investment income	1.54		1.42	1.82	4.65	3.50
Portfolio Turnover Rate	98%		79%	113%	133%	115%
(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 21, 2006, Smith Barney Class B shares were renamed Class B shares.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	As a result of an expense limitation, the ratio of expenses to average net assets of Class B shares will not exceed 1.71%.
(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Convertible Fund 2006 Annual Report	21

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class C Shares(1)(2)	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$17.86		$16.91	$15.33	$12.71	$15.61
Income (Loss) From Operations:
Net investment income	0.24		0.21	0.27	0.55	0.50
Net realized and unrealized gain (loss)	0.30		1.28	1.78	2.64	(2.83)
Total Income (Loss) From Operations	0.54		1.49	2.05	3.19	(2.33)
Less Distributions From:
Net investment income	(0.24)		(0.21)	(0.37)	(0.57)	(0.57)
Net realized gains	(1.52)		(0.33)	(0.10)	—	—
Total Distributions	(1.76)		(0.54)	(0.47)	(0.57)	(0.57)
Net Asset Value, End of Year	$16.64		$17.86	$16.91	$15.33	$12.71
Total Return(3)	3.07%		8.96%	13.42%	25.76%	(15.34)%
Net Assets, End of Year (000s)	$26,353		$37,340	$43,288	$19,824	$5,308
Ratios to Average Net Assets:
Gross expenses	2.06%		1.99%	1.93%	2.29%	1.85%
Net expenses	1.86	(4)(5)	1.97 (5)	1.93	2.29	1.85
Net investment income	1.36		1.24	1.55	4.10	3.40
Portfolio Turnover Rate	98%		79%	113%	133%	115%
(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 21, 2006, Smith Barney Class C shares were renamed Class C shares
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	As a result of an expense limitation, the ratio of expenses to average net assets of Class C shares will not exceed 1.89%.
(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	Legg Mason Partners Convertible Fund 2006 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class Y Shares(1)(2)	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$17.97		$17.02	$15.44	$12.84	$15.85
Income (Loss) From Operations:
Net investment income	0.43		0.42	0.49	0.80	0.67
Net realized and unrealized gain (loss)	0.32		1.27	1.77	2.59	(2.89)
Total Income (Loss) From Operations	0.75		1.69	2.26	3.39	(2.22)
Less Distributions From:
Net investment income	(0.43)		(0.41)	(0.58)	(0.79)	(0.79)
Net realized gains	(1.52)		(0.33)	(0.10)	—	—
Total Distributions	(1.95)		(0.74)	(0.68)	(0.79)	(0.79)
Net Asset Value, End of Year	$16.77		$17.97	$17.02	$15.44	$12.84
Total Return(3)	4.28%		10.13%	14.72%	27.42%	(14.51)%
Net Assets, End of Year (000s)	$8,105		$8,395	$83,456	$78,905	$72,510
Ratios to Average Net Assets:
Gross expenses	0.92%		0.79%	0.80%	0.89%	0.81%
Net expenses	0.78	(4)(5)	0.78 (5)	0.80	0.89	0.81
Net investment income	2.43		2.39	2.84	5.84	4.49
Portfolio Turnover Rate	98%		79%	113%	133%	115%
(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 21, 2006, Smith Barney Class Y shares were renamed Class Y shares.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	As a result of an expense limitation, the ratio of expenses to average net assets of Class Y shares will not exceed 0.78%.
(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Convertible Fund 2006 Annual Report	23

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Legg Mason Partners Convertible Fund (formerly known as SB Convertible Fund) (the “Fund”) is a separate diversified investment fund of Legg Mason Partners Income Funds (formerly known as Smith Barney Income Funds) (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

24	Legg Mason Partners Convertible Fund 2006 Annual Report

Notes to Financial Statements (continued)

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determimes the existence of a dividend declaration after excersing reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws a withholding tax may be imposed on interest dividends and capital at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Gain

(a)	$111,965	$(111,965)
(a)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities.

Legg Mason Partners Convertible Fund 2006 Annual Report	25

Notes to Financial Statements (continued)

2. Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser and administrator, Smith Barney Fund Management LLC (“SBFM”) and the Fund’s subadviser, Salomon Brothers Asset Management Inc. (“SBAM”), both previously indirect wholly-owned subsidiaries of Citigroup, became wholly-owned subsidiaries of Legg Mason. Completion of the sale caused the Fund’s then existing investment advisory, administrative and subadvisory contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and SBFM and a new subadvisory contract between the Fund, SBFM, and SBAM which became effective on December 1, 2005.

Prior to December 1, 2005, the Fund paid SBFM an advisory fee calculated at an annual rate of 0.50% of the Fund’s average daily net assets and an administration fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets.

Effective December 1, 2005, as a result of the termination of the administrative contract, this administration fee is no longer applicable. The Fund also had a subadvisory agreement. From its fee, SBFM paid SBAM a fee calculated at an annual rate of 0.40% of the Fund’s average daily net assets.

Under the new investment management agreement, which became effective December 1, 2005, the Fund pays SBFM an investment management fee calculated at an annual rate of 0.70% of the Fund’s average daily net assets. SBFM has entered into a subadvisory agreement with SBAM. Pursuant to the subadvisory agreement, SBAM is responsible for the day-to-day operations and investment decisions of the Fund. SBFM pays SBAM a subadvisory fee calculated at an annual rate of 0.40% of the Fund’s average daily net assets. These fees are calculated daily and paid monthly.

During the year ended July 31, 2006, the Fund’s Class A, B, C, and Y shares had an expense limitation of 1.17%, 1.71%, 1.89%, and 0.78%, respectively.

During the year ended July 31, 2006, SBFM waived a portion of its fee in the amount of $2,333. In addition, during the year ended July 31, 2006, the Fund was reimbursed for expenses in the amount of $173,622.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC acted as the Fund’s sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended July 31, 2006, the Fund paid transfer agent fees of $62,384 to CTB.

26	Legg Mason Partners Convertible Fund 2006 Annual Report

Notes to Financial Statements (continued)

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”), a subsidiary of Citigroup, and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended July 31, 2006, CGM and its affiliates and LMIS received sales charges of approximately $6,000 on sales of the Fund’s Class A shares. In addition, for the period ended July 31, 2006, CDSCs paid to CGM and its affiliates and LMIS were approximately:

	Class B	Class C
CDSCs	$12,000	$1,000

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the Trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. Effective January 1, 2006, the Board of Trustees voted to discontinue offering the Plan to its members. This change will have no effect on fees previously deferred. As of July 31, 2006, the Fund had accrued $18,964 deferred compensation payable under the Plan.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Legg Mason Partners Convertible Fund 2006 Annual Report	27

Notes to Financial Statements (continued)

3. Investments

During the year ended July 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$100,301,467
Sales	125,887,306

At July 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,791,346
Gross unrealized depreciation	(5,996,028)
Net unrealized appreciation	$795,318

4. Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and C shares calculated at an annual rate of 0.50% and 0.75%, respectively, of the average net assets of the class. Distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A†	$97,400	$28,423	$24,854
Class B†	159,746	21,332	14,986
Class C†	327,373	26,697	20,629
Smith Barney Class O‡	1,059	433	183
Class Y†	—	23	79
Salomon Brothers Class A‡	2,981	646	1,763
Salomon Brothers Class B‡	1,480	146	379
Salomon Brothers Class C‡	17,937	756	1,365
Total	$607,976	$78,456	$64,238
†	On April 21, 2006, Smith Barney Class A, Smith Barney Class B, Smith Barney Class C and Smith Barney Class Y shares were renamed Class A, Class B, Class C and Class Y shares, respectively.
‡	Shares of Smith Barney Class O, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C were converted to Class A shares on April 21, 2006.

28	Legg Mason Partners Convertible Fund 2006 Annual Report

Notes to Financial Statements (continued)

5. Distributions to Shareholders by Class

	Year Ended July 31, 2006	Year Ended July 31, 2005
Net Investment Income:
Class A†	$807,590	$874,292
Class B†	326,732	372,464
Class C†	440,662	550,926
Smith Barney Class O‡	2,110	3,539
Class Y†	206,219	1,677,891
Salomon Brothers Class A‡	21,771	23,632
Salomon Brothers Class B‡	1,798	2,245
Salomon Brothers Class C‡	21,869	10,890
Total	$1,828,751	$3,515,879

Net Realized Gains:
Class A†	$3,287,935	$803,961
Class B†	1,845,370	466,588
Class C†	2,836,788	791,665
Smith Barney Class O‡	17,221	4,476
Class Y†	706,565	1,548,095
Salomon Brothers Class A‡	138,477	12,390
Salomon Brothers Class B‡	17,362	3,198
Salomon Brothers Class C‡	242,421	11,235
Total	$9,092,139	$3,641,608
†	On April 21, 2006, Smith Barney Class A, Smith Barney Class B, Smith Barney Class C and Smith Barney Class Y shares were renamed Class A, Class B, Class C and Class Y shares, respectively.
‡	Shares of Smith Barney Class O, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C were converted to Class A shares on April 21, 2006.

Legg Mason Partners Convertible Fund 2006 Annual Report	29

Notes to Financial Statements (continued)

6. Shares of Beneficial Interest

At July 31, 2006, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2006		Year Ended July 31, 2005
	Shares	Amount	Shares	Amount
Class A†
Shares sold	407,595	$7,109,302	332,812	$5,741,035
Shares issued on reinvestment	194,629	3,258,301	70,787	1,233,258
Shares repurchased	(649,786)	(11,260,034)	(707,304)	(12,194,642)
Net Decrease	(47,562)	$(892,431)	(303,705)	$(5,220,349)
Class B†
Shares sold	69,624	$1,209,937	158,121	$2,724,309
Shares issued on reinvestment	99,288	1,651,993	33,543	583,731
Shares repurchased	(353,860)	(6,105,189)	(419,942)	(7,179,749)
Net Decrease	(184,948)	$(3,243,259)	(228,278)	$(3,871,709)
Class C†
Shares sold	97,458	$1,702,238	314,819	$5,431,581
Shares issued on reinvestment	155,484	2,597,616	56,698	992,305
Shares repurchased	(760,742)	(13,135,923)	(839,749)	(14,491,234)
Net Decrease	(507,800)	$(8,836,069)	(468,232)	$(8,067,348)
Smith Barney Class O‡
Shares sold	11	$190	31	$526
Shares issued on reinvestment	1,169	19,331	408	7,060
Shares repurchased	(13,609)	(237,206)	(2,319)	(39,131)
Net Decrease	(12,429)	$(217,685)	(1,880)	$(31,545)
Class Y†
Shares sold	21,074	$365,375	459,593	$7,880,602
Shares issued on reinvestment	43,375	733,507	2,240	37,949
Shares repurchased	(48,079)	(834,069)	(4,898,113)	(82,658,580)
Net Increase (Decrease)	16,370	$264,813	(4,436,280)	$(74,740,029)

30	Legg Mason Partners Convertible Fund 2006 Annual Report

Notes to Financial Statements (continued)

	Year Ended July 31, 2006		Year Ended July 31, 2005
	Shares	Amount	Shares	Amount
Salomon Brothers Class A‡
Shares sold	14,651	$257,848	118,574	$2,065,426
Shares issued on reinvestment	3,723	62,178	950	16,546
Shares repurchased	(143,152)	(2,503,586)	(26,385)	(453,874)
Net Increase (Decrease)	(124,778)	$(2,183,560)	93,139	$1,628,098
Salomon Brothers Class B‡
Shares sold	16	$275	4,306	$72,792
Shares issued on reinvestment	567	9,397	170	2,957
Shares repurchased	(12,000)	(210,333)	(429)	(7,433)
Net Increase (Decrease)	(11,417)	$(200,661)	4,047	$68,316
Salomon Brothers Class C‡
Shares sold	112,742	$1,978,635	56,168	$982,034
Shares issued on reinvestment	2,761	46,084	719	12,636
Shares repurchased	(195,266)	(3,422,406)	(4,196)	(71,012)
Net Increase (Decrease)	(79,763)	$(1,397,687)	52,691	$923,658
†	On April 21, 2006, Smith Barney Class A, Smith Barney Class B, Smith Barney Class C and Smith Barney Class Y shares were renamed Class A, Class B, Class C and Class Y shares, respectively.
‡	Shares of Smith Barney Class O, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C were converted to Class A shares on April 21, 2006.

7. Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund made the following distributions:

Record Date Payable Date	Class A	Class B	Class C	Class Y
8/30/06
8/31/06	$0.030000	$0.022400	$0.019900	$0.035500

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2006	2005
Distributions paid from:
Ordinary income	$4,540,633	$5,856,623
Net long-term capital gains	6,380,257	1,300,864
Total Distributions Paid	$10,920,890	$7,157,487

Legg Mason Partners Convertible Fund 2006 Annual Report	31

Notes to Financial Statements (continued)

As of July 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$236,045
Undistributed long-term capital gains—net	$3,423,152
Total undistributed earnings	$3,659,197
Other book/tax temporary differences(a)	(19,520)
Unrealized appreciation/(depreciation)(b)	795,318
Total accumulated earnings/(losses) — net	$4,434,995
(a)	Other book/tax temporary differences are attributable primarily to the book/tax treatment of various items.
(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax amortization methods for premium on fixed income securities.

8. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining

32	Legg Mason Partners Convertible Fund 2006 Annual Report

Notes to Financial Statements (continued)

$183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and it’s affiliates to continue to render services to the Funds under their respective contracts.

*     *     *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management (“SBAM”), which were then investment adviser or

Legg Mason Partners Convertible Fund 2006 Annual Report	33

Notes to Financial Statements (continued)

manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the ‘‘Complaint’’) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including Legg Mason Partners Convertible Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the Investment Company Act, which the court granted plaintiffs leave to replead as a derivative claim.

10. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund.

34	Legg Mason Partners Convertible Fund 2006 Annual Report

Notes to Financial Statements (continued)

11. Subsequent Events

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”)became the Fund’s investment manager and CAM North America, LLC (“CAM N.A.”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and CAM N.A. are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays CAM N.A. 70% of the net management fee that it receives from the Fund.

The Fund’s Board approved certain share class modifications which, among other things, will standardize share class features for all funds in the fund complex. The features standardized include such things as sales loads, distribution charges and other costs. These modifications are expected to be implemented during the fourth quarter of 2006.

The Fund’s Board also approved a number of other initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders will be asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also will be asked to approve investment matters, including standardized fundamental investment policies.

Proxy materials describing these matters are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

12. Recent Accounting Pronouncement

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes - an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is ‘more likely than not‘ to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be August 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

Legg Mason Partners Convertible Fund 2006 Annual Report	35

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Funds

(formerly Smith Barney Income Funds):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Convertible Fund (formerly SB Convertible Fund) a series of Legg Mason Partners Income Funds, as of July 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Convertible Fund, as of July 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 25, 2006

36	Legg Mason Partners Convertible Fund 2006 Annual Report

Board Approval of Management and Subadvisory

Agreements (unaudited)

At a meeting held in person on June 22, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended(the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and CAM North America, LLC (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Smith Barney Fund Management LLC (“SBFM”) and were entered into in connection with an internal reorganization of the Manager’s and the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things. The Board noted that the Manager will provide administrative and certain over-sight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the

Legg Mason Partners Convertible Fund	37

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did

38	Legg Mason Partners Convertible Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

Legg Mason Partners Convertible Fund	39

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Convertible Fund (formerly known as SB Convertible Fund) (the “Fund”) are managed under the direction of the Board of Trustees of Legg Mason Partners Income Funds (formerly known as Smith Barney Income Funds) (the “Trust”). Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Birth Year: 1927	Trustee	Since 1993	Retired; Former Director of Signet Group PLC	27	None
Jane F. Dasher Korsant Partners 283 Greenwich Avenue 3rd Floor Greenwich, CT 06830 Birth Year: 1949	Trustee	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None
Richard E. Hanson, Jr. 2751 Vermont Route 140 Poultney, VT 05764 Birth Year: 1941	Trustee	Since 1985	Retired; Former Head of the New Atlanta Jewish Community High School	27	None
Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931	Trustee	Since 1999	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None
Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Birth Year: 1926	Trustee	Since 1999	Investment Counselor	27	None
John P. Toolan 7202 Southeast Golf Ridge Way Hobe Sound, FL 33455 Birth Year: 1930	Trustee	Since 1999	Retired	27	None

40	Legg Mason Partners Convertible Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Interested Trustee:
R. Jay Gerken, CFA** Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors LLC (“LMPFA”) (Since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	169	Trustee, Consulting Group Capital Markets Funds
Officers:
Robert J. Brault Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002)

				N/A	N/A

Legg Mason Partners Convertible Fund	41

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Kent Bailey, CFA Legg Mason Partners 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1976	Investment Officer	Since 2004	Director of Salomon Brothers Asset Management Inc. (“SBAM”); Co-Portfolio Manager of Convertible Accounts; Former Convertible Analyst at Morgan Stanley Dean Witter Advisors	N/A	N/A
Peter D. Luke Legg Mason Partners 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1944	Investment Officer	Since 2001	Director of SBFM; Investment Officer of SBFM; Former Portfolio Manager of General Motors Investment Management Corp.	N/A	N/A
Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (2002-2005); Prior to 2002, Managing Director - Internal Audit & Risk Review at Citigroup, Inc.

				N/A	N/A
John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006

Vice President of Legg Mason or its predecessors (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

				N/A	N/A

42	Legg Mason Partners Convertible Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A
*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Convertible Fund	43

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended July 31, 2006.

Record Date:	Monthly	12/8/2005	Monthly
Payable Date:	August 2005 through December 2005	12/9/2005	January 2006 through July 2006
Ordinary Income: Qualified Dividend Income for Individuals	5.11%	5.11%	9.57%
Dividends Qualifying for the Dividends Received Deduction for Corporations	4.75%	4.75%	9.57%

Additionally, the Fund paid a long-term capital gain distribution of $1.063194 per share to shareholders of record on December 8, 2005.

Please retain this information for your records.

44	Legg Mason Partners Convertible Fund

Legg Mason Partners Convertible Fund

CUSTODIAN
TRUSTEES

Lee Abraham

Jane F. Dasher

R. Jay Gerken, CFA

    Chairman

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

INVESTMENT MANAGER

Legg Mason Partners Fund

Advisor, LLC

SUBADVISER

CAM North America, LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

State Street Bank and

Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Convertible Fund, but it may also be used as sales literature when preceded or accompanied by a current prospectus.
This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2006 Legg Mason Investor
Services, LLC
Member NASD, SIPC

FD01020 9/06                        SR06-137

Legg Mason Partners
Convertible Fund

The Fund is a separate investment fund of the Legg Mason Partners Income Funds, a Massachusetts business trust.

LEGG MASON PARTNERS CONVERTIBLE FUND
Legg Mason Partners Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the
Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the
Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in
Washington, D.C., and information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call
1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available
(1) without charge, upon request, by calling 1-800-451-2010, (2) on the
Fund’s website at www.leggmason.com/InvestorServices and (3) on the
SEC’s website at www.sec.gov. Proxy voting reports for the period ending
June 30, 2005 will continue to be listed under the Fund’s former
Smith Barney Income Funds–SB Convertible Fund name.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jane F. Dasher, the Chairperson of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2005 and July 31, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $215,000 in 2005 and $224,000 in 2006.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Funds (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $19,500 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Funds

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Income Funds requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Funds, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Funds and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Income Funds during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. Legg Mason Partners Income Funds’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Funds or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Funds

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Legg Mason Partners Income Funds

Date:	October 6, 2006

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Legg Mason Partners Income Funds

Date:	October 6, 2006

By:	/s/ Robert J. Brault Robert J. Brault Chief Financial Officer of Legg Mason Partners Income Funds

Date:	October 6, 2006